                                                                     Exhibit 4

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Bearer Ordinary Shares of iXOS Software Aktiengesellschaft and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


November 10, 1998


                 GOLDMAN, SACHS & CO.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 THE GOLDMAN SACHS GROUP, L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 GS ADVISORS, L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact

                 GS ADVISORS (CAYMAN), L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact


                 GS CAPITAL PARTNERS II, L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 GS CAPITAL PARTNERS II OFFSHORE L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 GS CAPITAL PARTNERS II (GERMANY) CIVIL LAW PARTNERSHIP (with limitation of liability)

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact

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                 GOLDMAN, SACHS & CO. oHG

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 STONE STREET FUND 1997, L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 BRIDGE STREET FUND 1997, L.P.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact



                 STONE STREET ASSET CORP.

                 By: /s/ HANS L. REICH
                 ----------------------------------------------
                 Name: HANS L. REICH
                 Title: Attorney-in-fact